FIRST AMENDMENT TO GLOBAL REVOLVING CREDIT AGREEMENT (5-YEAR)


         The First Amendment to Global Revolving Credit Agreement (5-Year) (the "Amendment") dated as of March 16, 1999 among Sealed Air Corporation (the "Company"), the Subsidiary Borrowers party hereto, the Subsidiary Guarantors party hereto, the Banks party hereto, and ABN AMRO Bank N.V., as Administrative Agent;


                              W I T N E S S E T H:

         WHEREAS, the Company (which was formerly known as W. R. Grace & Co.) and the Subsidiary Borrowers, the Guarantors, the Banks and ABN AMRO Bank N.V., as Administrative Agent, have heretofore executed and delivered a Global Revolving Credit Agreement (5-Year) dated as of March 30, 1998 (the "Credit Agreement"); and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein;

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Credit Agreement shall be and hereby is amended as follows:

         1. The first paragraph of Section 1.04(a) of the Credit Agreement, clauses (i), (ii) and (iii) thereof and Section 1.04(d) of the Credit Agreement are hereby amended in their entirety and as so amended shall read as follows:

                  Section 1.04. Bid Loans. (a) Each Bank severally agrees that the Company may request Bid Borrowings denominated in Dollars comprised of either Absolute Rate Bid Loans or Eurodollar Rate Bid Loans under this Section 1.04 to be made from time to time on any Business Day during the period from the Effective Date until the date occurring one day prior to the Final Maturity Date, in the manner set forth below; provided that, following the making of each Bid Borrowing, the aggregate Original Dollar Amount of all Loans outstanding hereunder plus the aggregate amount of all Letter of Credit Outstandings at such time shall not exceed the Total Commitment in effect at such time. Each Bid Borrowing shall be in an aggregate amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

                      (i) The Company may request a Bid Borrowing by delivering
                 to the Administrative Agent by telecopier or telex, a notice of a Bid Borrowing (a "Notice of Bid Borrowing"), in substantially the form of Exhibit A-2 hereto, specifying the date and aggregate amount of the proposed Bid Borrowing, whether such Bid Borrowing is to consist of Absolute Rate Bid Loans or Eurodollar Rate Bid Loans, the maturity date for repayment of each Bid Loan to be made as part of such Bid Borrowing (which maturity date may be the date occurring between one and 180 days after the date of such Bid Borrowing, in the case of Absolute Rate Bid Loans, and one, two, three or six months after the date of such Bid Borrowing, in the case of Eurodollar Rate Bid Loans, and in any case no later than the Final Maturity Date), the interest payment date or dates relating thereto (which shall occur at least every 3 months, in the case of Eurodollar Rate Bid Loans, and at least every 90 days, in the case of Absolute Rate Bid Loans), and any other terms to be applicable to such Bid Borrowing, not later than 9:00 A.M. (New York time) (A) at least one Business Day prior to the date of the proposed Bid Borrowing, in the case of an Absolute Rate Bid Loan and (B) at least five Business Days prior to the date of the proposed Bid Borrowing, in the case of a Eurodollar Rate Bid Loan. The Company may request Bid Borrowings for more than one maturity date in a single Notice of Bid Borrowing. The Administrative Agent shall in turn promptly notify each Bank of each request for a Bid Borrowing received by it from the Company by sending such Bank a copy of the related Notice of Bid Borrowing.

                      (ii) Each Bank may, if, in its sole discretion, it elects
                 to do so, irrevocably offer to make one or more Bid Loans to the Company as part of such proposed Bid Borrowing at, in the case of Absolute Rate Bid Loans, a rate or rates of interest (an "Absolute Rate") or, in the case of Eurodollar Rate Bid Loans, a margin (expressed as a percentage) above or below the applicable Eurocurrency Rate (a "Bid Rate Margin"), in any case as specified by such Bank in its sole discretion, by notifying the Administrative Agent (which shall give prompt notice thereof to the Company), before 9:00 A.M. (New York time) (A) on the date of such proposed Bid Borrowing, in the case of an Absolute Rate Bid Loan and (B) four Business Days before the date of such proposed Bid Borrowing, in the case of a Eurodollar Rate Bid Loan, of the minimum amount (which must be at least $5,000,000) and maximum amount of each Bid Loan that such Bank would be willing to make as part of such proposed Bid Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 1.04, exceed such Bank's

                 Commitment), the Absolute Rates or Bid Rate Margins, as the case may be, therefor and the maturity date relating thereto, provided that if the Administrative Agent in its capacity as a Bank shall, in its sole discretion, elect to make any such offer, it shall notify the Company of such offer before 8:45 A.M. (New York time) on the date on which notice of such election is to be given to the Administrative Agent by the other Banks. Subject to Sections 5 and 9, any offer so made shall not be revocable except with the written consent of the Administrative Agent given on the instructions of the Company.

                      (iii) The Company may, in turn, before 10:00 A.M. (New
                 York time) (A) on the date of such proposed Bid Borrowing, in the case of an Absolute Rate Bid Loan and (B) three Business Days before the date of such proposed Bid Borrowing, in the case of a Eurodollar Rate Bid Loan either

                      (A) cancel such Bid Borrowing by giving the Administrative
                 Agent notice to that effect,

                      (B) irrevocably accept one or more of the offers made by
                 any Bank or Banks pursuant to paragraph (ii) above, in its sole discretion, subject only to the provisions of this paragraph
                 (iii), by giving notice to the Administrative Agent of the amount of each Bid Loan (which amount shall be equal to or greater than the minimum amount and equal to or less than the maximum amount, notified to the Company by the Administrative Agent on behalf of such Bank for such Bid Loan pursuant to paragraph (ii) above) to be made by each Bank as part of such Bid Borrowing, and reject any remaining offers with the same maturity date made by Banks pursuant to paragraph (ii) above by giving the Administrative Agent notice to that effect; provided, however, that (x) the Company shall not accept an offer made pursuant to paragraph (ii) above, at any Absolute Rate or

                 Bid Rate Margin, as the case may be, if the Company shall have, or shall be deemed to have, rejected any other offer with the same maturity date made pursuant to paragraph (ii) above, at a lower Absolute Rate or Bid Rate Margin, as the case may be, (y) if the Company declines to accept, or is otherwise restricted by the provisions of this Agreement from accepting, the maximum aggregate principal amount of Bid Borrowings offered at the same Absolute Rate or Bid Rate Margin, as the case may be, with the same maturity date pursuant to paragraph (ii) above, then the Company shall accept a pro rata portion of each offer made at such Absolute Rate or Bid Rate Margin, as the case may be, with the same maturity date, based as nearly as possible on the ratio of the aggregate principal amount of such offers to be accepted by the Company to the maximum aggregate principal amount of such offers made pursuant to paragraph (ii) above (rounding up or down to the next higher or lower multiple of $1,000,000), and (z) no offer made pursuant to paragraph (ii) above shall be accepted unless the Bid Borrowing in respect of such offer is in an integral multiple of $1,000,000 and the aggregate amount of such offers accepted by the Company is equal to at least $5,000,000, or

                      (C) reject any or all of such offers either directly by
                 written or telephonic notice to the Administrative Agent or indirectly by taking no action prior to the deadline specified above.

             Any offer or offers made pursuant to paragraph (ii) above not expressly accepted or rejected by the Company in accordance with this paragraph (iii) shall be deemed to have been rejected by the Company. Determinations by the Company of the amount of Bid Loans shall be conclusive in the absence of demonstrable error.

                  (d) The Company shall pay interest on the unpaid principal amount of each Bid Loan from the date of such Bid Loan to (but not including) the date the principal amount of such Bid Loan is repaid in full, at a rate per annum equal to, in the case of an Absolute Rate Bid Loan, the Absolute Rate quoted by the Bank making such Bid Loan and, in the case of a Eurodollar Rate Bid Loan, the sum of the applicable Eurocurrency Rate determined for such Bid Loan plus (or minus) the Bid Rate Margin quoted by the Bank making such Bid Loan, payable in arrears on the interest payment date or dates specified by the Company for such Bid Loan in the related Notice of Bid Borrowing delivered pursuant to subsection (a)(i) above.

         2. Section 1.12 of the Credit Agreement is hereby amended by:

                  (a) inserting immediately after the words "Eurocurrency Loans"
             appearing in the sixth, ninth, thirteenth, and seventeenth lines thereof the following ", Eurodollar Rate Bid Loans"; and

                  (b) inserting immediately after the word "Borrowing" appearing in the tenth line thereof the following: ", Notice of Bid Borrowing."

         3. Section 6 of the Credit Agreement is hereby amended by inserting immediately following Section 6.18 a new Section 6.19 as follows:

                  Section 6.19. Year 2000 Compliance. The Company has reviewed the areas within its consolidated business and operations (and has initiated a review of suppliers, vendors and customers) that could be adversely affected by, and has developed and is carrying out a plan to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by the Company and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates on or prior to, and any date after December 31, 1999). Based on such review and plan, the Company reasonably believes that the "Year 2000 Problem" will not have a Material Adverse Effect.

         4. The defined terms "Applicable Margin" and "Eurocurrency Rate" contained in Section 10.01 of the Credit Agreement are each hereby amended in their entirety and as so amended shall read as follows:

             "Applicable Margin" shall mean, for any day, the rate per annum set forth below opposite the Applicable Rating Period then in effect:

                   APPLICABLE RATING
                        PERIOD                             RATE

                 Category A Period                        .220%
                 Category B Period                        .255%
                 Category C Period                        .300%
                 Category D Period                        .350%
                 Category E Period                        .475%
                 Category F Period                        .550%

                  "Eurocurrency Rate" shall mean the offered quotation to
             first-class banks in the London interbank eurocurrency market by ABN AMRO for deposits of amounts in Dollars or the relevant Eurocurrency, as appropriate, in immediately available funds comparable to, in the case of a Borrowing of Revolving Loans, the principal amount of the Eurocurrency Loan of ABN AMRO for which the Eurocurrency Rate is being determined or, in the case of a Eurodollar Rate Bid Loan, the principal amount of the Bid Rate

             Loan for which the Eurocurrency Rate is being determined, with maturities comparable to, in the case of a Borrowing of Revolving Loans, the Interest Period applicable to such Eurocurrency Loan or, in the case of a Eurodollar Rate Bid Loan, the maturity date thereof, as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period or the date of making such Eurodollar Bid Rate Loan, as the case may be.

         5. Section 10.01 of the Credit Agreement is hereby further amended by inserting in proper alphabetical order the following new defined terms:

                  "Absolute Rates" shall have the meaning provided in Section
             1.04(a).

                  "Absolute Rate Bid Loan" means a Bid Loan in connection with which the rates of interest offered by the Banks pursuant to
             Section 1.04 shall be Absolute Rates per annum and with a term of 1 to 180 days.

                  "Bid Rate Margins" shall have the meaning provided in Section
             1.04(a).

                  "Eurodollar Rate Bid Loan" means a Bid Loan in connection with which Bid Rate Margins and the Eurocurrency Rate shall be the basis used by the Banks in determining the rates of interest to be offered by them pursuant to Section 1.04 and with a term of 1, 2, 3 or 6 months.

         6. Exhibit A-2 to the Credit Agreement is hereby amended in its entirety and as so amended shall be as set forth as Exhibit A-2 to this Amendment.

         7. This Amendment shall become effective as of the opening of business on March 29, 1999 subject to the conditions precedent that on or before such date:

                  (a) the Administrative Agent shall have received counterparts hereof executed by the parties hereto (or, in the case of any party as to which an executed counterpart hereof shall not have been received, receipt by the Administrative Agent in form satisfactory to it of facsimile or other written confirmation from such party of execution of a counterpart hereof by such party);

                  (b) the Administrative Agent shall have received (i) a
             certificate of the Secretary of the Company, each Domestic Subsidiary that is a Borrower and each Guarantor dated no more than 10 Business Days prior to March 29, 1999 certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of such Borrower or Guarantor, as applicable, authorizing the execution, delivery and performance of this Amendment and certifying the names and true signatures of the officers of such Borrower or Guarantor, as applicable, authorized to sign this Amendment and (ii) such supporting documents as the Administrative Agent may reasonably request; and

                  (c) the opinion of H. Katherine White, General Counsel to the
             Company and certain of the Borrowers and Guarantors in form and substance satisfactory to the Administrative Agent.

         If this Amendment becomes effective, the changes in the Applicable Margin shall take effect with respect to any Loans and Letters of Credit outstanding on March 29, 1999 and on each day thereafter, but any payment of interest or Letter of Credit Fees due on or after March 29, 1999 with respect to Loans or Letters of Credit outstanding prior thereto shall be computed on the basis of the Applicable Margin in effect prior to such effectiveness.

        8.1. To induce the Administrative Agent and the Banks to enter into this Amendment, each Borrower and Guarantor represents and warrants to the Administrative Agent and the Banks that: (a) the representations and warranties contained in the Credit Documents, as amended by this Amendment (other than Section 6.05 of the Credit Agreement), are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) after giving effect to this Amendment, no Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each Borrower and each Guarantor, and the Credit Agreement, as amended by this Amendment, and each of the other Credit Documents are the legal, valid and binding obligations of the applicable Borrower or Guarantor, enforceable against such Borrower or Guarantor in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by any Borrower or any Guarantor of this Amendment or the performance by any Borrower or any Guarantor of the Credit Agreement, as amended by this Amendment, or any other Credit Document to which they are party.

        8.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

        8.3. Except as specifically provided above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Agent or any Bank under the Credit Agreement or any of the other Credit Documents, nor constitute a waiver or modification of any provision of any of the other Credit Documents.

        8.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                      SEALED AIR CORPORATION, as
                                      Borrower and Guarantor



                                       By /s/ William V. Hickey
                                          --------------------------------------
                                           Title President
                                                 -------------------------------






                                      SEALED AIR CORPORATION (US),
                                        as Borrower and Guarantor



                                       By /s/ William V. Hickey
                                          --------------------------------------
                                           Title President
                                                 -------------------------------






                                      CRYOVAC, INC., as Borrower and Guarantor



                                       By /s/ William V. Hickey
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------
                                       By H. Katherine White
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------

                                      ABN AMRO BANK N.V., individually and as
                                           Administrative Agent



                                       By /s/ John W. Deegan
                                          --------------------------------------
                                           Title Group Vice President
                                                 -------------------------------

                                       By /s/ Pauline McHugh
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------







                                      BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                           ASSOCIATION



                                       By /s/ Deborah J. Graziano
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------





                                      BANKERS TRUST COMPANY



                                       By /s/ Gregory P. Shefrin
                                          --------------------------------------
                                           Title Principal
                                                 -------------------------------

                                      CITIBANK, N.A.



                                       By /s/ William G. Martens
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------







                                      COMMERZBANK AG, NEW YORK BRANCH



                                       By /s/ Robert Donohue
                                          --------------------------------------
                                           Title Sr. Vice President
                                                 -------------------------------
                                       By /s/ David T. Whitworth
                                          --------------------------------------
                                           Title Sr. Vice President
                                                 -------------------------------







                                      CREDIT LYONNAIS NEW YORK BRANCH



                                       By /s/ Vladimir Labun
                                          --------------------------------------
                                           Title First Vice President - Manager
                                                 -------------------------------

                                      FLEET NATIONAL BANK



                                       By /s/ Christopher W. Criswell
                                          --------------------------------------
                                           Title Senior Vice President
                                                 -------------------------------







                                      SUMMIT BANK



                                       By /s/ Wayne Trotman
                                          --------------------------------------
                                           Title Senior Vice President
                                                 -------------------------------







                                      TORONTO DOMINION (TEXAS) INC.



                                       By /s/ Mark A. Baird
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------

                                      BANCA DI ROMA



                                       By /s/ Steven Paley
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------

                                       By /s/ Nicola Dell'Edera
                                          --------------------------------------
                                           Title AT
                                                 -------------------------------







                                      THE BANK OF NEW YORK



                                       By /s/ Ernest Fung
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------







                                      THE BANK OF NOVA SCOTIA



                                       By /s/ Stephen Lockhart
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------

                                      BACA NAZIONALE DEL LAVORO S.P.A. ---
                                         NEW YORK BRANCH



                                       By /s/ Giulio Giovine
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------

                                       By /s/ Leonardo Valentini
                                          --------------------------------------
                                           Title First Vice President
                                                 -------------------------------







                                      COMPAGNIE FINANCIERE DE CIC ET
                                           DE L'UNION EUROPEENNE



                                       By /s/ Eric Longuet
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------

                                       By /s/ Albert Calo
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------








                                      THE FIRST NATIONAL BANK OF CHICAGO



                                       By /s/ Juan J. Duarte
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------

                                      FIRST UNION NATIONAL BANK



                                       By /s/ Christopher M. Mclaughlin
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------







                                      MARINE MIDLAND BANK



                                       By /s/ Diane Zieske
                                          --------------------------------------
                                           Title Assistant Vice President
                                                 -------------------------------







                                      WACHOVIA BANK N.A.



                                       By /s/ M. Eugene Wood, III
                                          --------------------------------------
                                           Title Senior Vice President
                                                 -------------------------------

                                      THE NORTHERN TRUST COMPANY



                                       By /s/ Mark E. Taylor
                                          --------------------------------------
                                           Title Second Vice President
                                                 -------------------------------







                                      BANK AUSTRIA AKTIENGESELLSCHAFT


                                       By
                                          --------------------------------------
                                           Title
                                                 -------------------------------

                                       By
                                          --------------------------------------
                                           Title
                                                 -------------------------------







                                      THE BANK OF TOKYO-MITSUBISHI, LTD.



                                       By /s/ William DiNicola
                                          --------------------------------------
                                           Title Attorney-in-Fact
                                                 -------------------------------

                                      BANQUE NATIONALE DE PARIS



                                       By /s/ Richard L. Sted
                                          --------------------------------------
                                           Title Senior Vice President
                                                 -------------------------------

                                       By /s/ Richard Pace
                                          --------------------------------------
                                           Title Vice President
                                                 Corporate Banking Division
                                                 -------------------------------







                                      CARIPLO-CASSA DI RISPARMIO DELLE PROVINCIE
                                      LOMBARDE SPA



                                       By /s/ Anthony Giobbi
                                          --------------------------------------
                                           Title F.V.P.
                                                 -------------------------------

                                       By /s/ Maria Elena Greene
                                          --------------------------------------
                                           Title A.V.P.
                                                 -------------------------------







                                      UNI CREDITO ITALIANO S.P.A.



                                       By /s/ Giansranco Bisagni
                                          --------------------------------------
                                           Title First Vice President
                                                 -------------------------------

                                       By /s/ Sayed Abbas
                                          --------------------------------------
                                           Title Asst. Vice President
                                                 -------------------------------

                                      KBC BANK N.V.



                                       By /s/ Robert Snauffer
                                          --------------------------------------
                                           Title First Vice President
                                                 -------------------------------

                                       By /s/ Robert M. Surdam Jr.
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------







                                      MELLON BANK, N.A.



                                       By /s/ Maria Sisto
                                          --------------------------------------
                                           Title Assistant Vice President
                                                 -------------------------------







                                      BANCA MONTE DEI PASCHI DI SIENA, S.P.A.



                                       By /s/ G. Natalicchi
                                          --------------------------------------
                                           Title Supervisor & General Manager
                                                 -------------------------------

                                       By /s/ Brian R. Landy
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------

                                      NORDDEUTSCHE LANDESBANK GIROZENTRALE



                                       By /s/ Stephen K. Hunter
                                          --------------------------------------
                                           Title SVP
                                                 -------------------------------

                                       By /s/ Josef Haas
                                          --------------------------------------
                                           Title VP
                                                 -------------------------------




                                      SUNTRUST BANK, ATLANTA



                                       By /s/ Armen Karozichian
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------

                                       By
                                          --------------------------------------
                                           Title
                                                 -------------------------------







                                      ISTITUTO BANCARIO SAN PAOLO DI
                                        TORINO ISTITUTO MOBILIARE
                                        ITALIANO S.P.A.



                                       By /s/ Luca Sacchi
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------

                                       By /s/ Alex Guzzo
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------

                                      CREDIT AGRICOLE INDOSUEZ



                                       By /s/ Rene LeBlanc
                                          --------------------------------------
                                           Title Vice President, Sr. Rel. Mgr.
                                                 -------------------------------

                                       By /s/ Richard Manix
                                          --------------------------------------
                                           Title First Vice President
                                                 -------------------------------





                                      BANCA POPOLARE DI MILANO



                                       By /s/ Anthony Franco
                                          --------------------------------------
                                           Title Executive Vice President
                                                 & General Manager
                                                 -------------------------------

                                       By /s/ Esperanza Quintero
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------







                                      BANCA COMMERCIALE ITALIANA
                                           NEW YORK BRANCH



                                       By /s/ Charles Dougherty
                                          --------------------------------------
                                           Title VP
                                                 -------------------------------

                                       By /s/ Karen Purelis
                                          --------------------------------------
                                           Title Vice President
                                                 -------------------------------

                                      REPUBLIC NATIONAL BANK



                                       By
                                          --------------------------------------
                                           Title
                                                 -------------------------------

                                   EXHIBIT A-2

                             NOTICE OF BID BORROWING

                                                                          [Date]


ABN AMRO Bank N.V., as Administrative Agent for the Banks party to the Credit Agreement referred to below

1325 Avenue of the Americas
New York, New York 10019
Attention:  Agency Services

Gentlemen:

         The undersigned refers to the Global Revolving Credit Agreement (5-Year), dated as of March 30, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), among Sealed Air Corporation, Cryovac, Inc., as the initial Subsidiary Borrower, and each additional Subsidiary Borrower, the Company and certain Domestic Subsidiaries, as Guarantors, the lenders from time to time party thereto (the "Banks"), you, as Administrative Agent for such Banks, Bankers Trust Company, as Documentation Agent, and Bank of America National Trust and Savings Association, as Syndication Agent, and hereby gives you notice, irrevocably, pursuant to Section 1.04(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.04(a) of the Credit
Agreement:

              (i)   The date of the Proposed Bid Borrowing1       ______________

              (ii)  The Proposed Bid Borrowing is to be of        ______________
                    [Absolute Rate Bid Loans, and Banks should quote an Absolute Rate]

                    [Eurodollar Rate Bid Loans, and Banks should quote a Bid Rate Margin (indicating whether
                    "Plus" or "Minus" the applicable Eurocurrency
                    Rate)]


-----------
1 At least one Business Day's prior notice is required for a Proposed Bid Borrowing of Absolute Rate Bid Loans and at least five Business Days' prior notice is required for a Proposed Bid Borrowing of Eurodollar Rate Bid Loans.

              (iii)  Aggregate Principal Amount of each Proposed
                     Bid Borrowing2                               ______________

               (iv)  Maturity Date for each Proposed Bid
                     Borrowing3                                   ______________

                (v)  Interest Payment Dates for each Proposed Bid
                     Borrowing                                    ______________



         The undersigned hereby certifies that the following statements will be true on the date of the Proposed Borrowing:

                   (A) the representations and warranties contained in the Credit Agreement (other than Section 6.05) and in the other Credit Documents will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, with the same effect as though such representations and warranties had been made on and as of the date of such Proposed Borrowing (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

                   (B) no Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.


                                       Very truly yours,

                                       SEALED AIR CORPORATION



                                       By
                                          --------------------------------------
                                          Name:
                                          Title:



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2    Not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

3    Must be 1 to 180 days, in the case of Absolute Rate Bid Loans, and one, two, three or six months, in the case of Eurodollar Rate Bid Loans, after the date of such Proposed Bid Borrowing and in any case of no later than the Final Maturity Date.

                                      -2-